EXHIBIT 10.6


                                 FIRST AMENDMENT


         THIS FIRST AMENDMENT (this "Amendment") is entered into as of December 5, 2002 by and among SVI SOLUTIONS, INC., a Delaware corporation (the "Company"), KOYAH LEVERAGE PARTNERS, L.P., a Delaware limited partnership ("Koyah Leverage"), KOYAH PARTNERS, L.P., a Delaware limited partnership ("Koyah") and RAVEN PARTNERS, L.P., a Delaware limited partnership ("Raven").

         WHEREAS, pursuant to the Amendment Agreement dated as of July 15, 2002 by and among the Company, Koyah Leverage, Koyah, Raven and certain other parties (the "Amendment Agreement"), (i) the Company made a Convertible Promissory Note dated July 19, 2002 in the principal amount $937,500 in favor of Koyah Leverage, a Convertible Promissory Note dated July 19, 2002 in the principal amount of $187,500 in favor of Koyah and a Convertible Promissory Note dated July 19, 2002 in the principal amount of $125,000 in favor of Raven (collectively, the "Notes") and (ii) the Company entered into an Investors' Rights Agreement ("Investors' Rights Agreement") dated as of July 19, 2002 with Koyah Leverage, Koyah, Raven and certain other parties;

         WHEREAS, the Company has requested that Koyah Leverage, Koyah and Raven grant the Company certain extensions under the Notes and the Investors' Rights Agreement;

         WHEREAS, in connection therewith, the parties desire to make certain amendments to the Notes and Investors' Rights Agreement on the terms and conditions set forth herein;

         WHEREAS, the Investors' Rights Agreement may be amended with the consent of the Company and the holders of 50% of the Registrable Securities (as defined in the Investors' Rights Agreement) under Section 3.07 of the Investors' Rights Agreement and Koyah Leverage, Koyah and Raven are holders of more than 50% of the Registrable Securities;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties, the parties do hereby agree as follows:

         1. EXTENSION OF INTEREST PAYMENT DATES UNDER THE NOTES. Each of the dates contained in Section 2 of each Note for payment of accrued interest hereby is extended to September 30, 2003.

         2. EXTENSION OF REGISTRATION STATEMENT EFFECTIVE DATE UNDER THE NOTES. The date contained in Section 13(d) of each Note for effectiveness of the registration statement contemplated by Section 1.3 of the Investors' Rights Agreement hereby is extended to March 17, 2003.

         3. EXTENSION OF REGISTRATION STATEMENT FILING DATE UNDER THE INVESTORS' RIGHTS AGREEMENT. The date contained in Section 1.3(a) of the Investors' Rights Agreement for filing of the registration statement contemplated by Section 1.3 of the Investors' Rights Agreement hereby is extended to an indefinite date, subject however to such registration statement becoming effective by the date set forth below in Section 4 of this Amendment.

         4. EXTENSION OF REGISTRATION STATEMENT EFFECTIVE DATE UNDER THE INVESTORS' RIGHTS AGREEMENT. The date contained in Section 1.3(c) of the Investors' Rights Agreement for effectiveness of the registration statement contemplated in Section 1.3 of the Investors' Rights Agreement hereby is extended to March 17, 2003.

         5. EXTENSION OF RELATED DATES UNDER THE INVESTORS' RIGHTS AGREEMENT. The dates contained in Section 1.3(d) and (e) of the Investors' Rights Agreement for effectiveness of the registration statement contemplated by Section 1.3 of the Investors' Rights Agreement hereby are correspondingly extended as a result of the extension set forth above in Section 4 of this Amendment.

         6. REMOVAL OF RESTRICTIONS OR PROHIBITIONS ON PAYMENTS UNDER THE NOTES. The Company (i) shall not agree to any continuation of the restriction or prohibition on payments under the Notes which is contained in the Company's current loan facility with Union Bank expiring in August 2003 or to any creation or continuation of any similar restriction or prohibition and (ii) shall use its best efforts to remove before September 30, 2003 the restriction or prohibition on payments under the Notes which is contained in the Company's current loan facility with Union Bank or any similar restriction or prohibition to the extent any such restriction or prohibition would otherwise be in effect on September 30, 2003. The foregoing provisions of this Section 6 shall not affect in any way the representations and warranties made by the Company in the Amendment Agreement.

         7. EXPENSES. Promptly upon request, the Company shall pay the legal fees and expenses of Paine, Hamblen, Coffin, Brooke & Miller LLP as counsel for ICM (as defined in the Amendment Agreement) incurred in connection with the preparation and negotiation of this Amendment.

         8. EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment shall be conditioned upon the Company paying by December 11, 2002 a total of $9,203.78, as (i) payment of outstanding legal fees and expenses of Paine, Hamblen, Coffin, Brooke & Miller LLP in the amount of $7,203.78 through October 31, 2002 which are payable by the Company under the Amendment Agreement, the Investors' Rights Agreement or this Amendment and (ii) retainer in the amount of $2,000 for application against additional legal fees and expenses of Paine, Hamblen, Coffin, Brooke & Miller LLP since such date which are payable by the Company under the Amendment Agreement, the Investors' Rights Agreement or this Amendment.

         9. CONTINUED FORCE AND EFFECT. Except as specifically amended or modified by this Amendment, the Notes and the Investors' Rights Agreement shall remain unchanged. The Notes and the Investors' Rights Agreement, as amended or modified by this Amendment, shall remain in full force and effect.

         10. ENTIRE AGREEMENT. This Amendment contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings, agreements or arrangements with respect to such subject matter.







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                  ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or agents thereinto duly authorized, as of the date first above written.

                                    "COMPANY"

                                    SVI HOLDINGS, INC.

                                    By: \Barry Schechter
                                        ----------------------------------------
                                    Name:  Barry Schechter
                                    Title: President and Chief Executive Officer


                                    "INVESTORS"

                                    KOYAH LEVERAGE PARTNERS, L.P.

                                    By:  Koyah Ventures LLC, its general partner

                                    By: \Robert Law
                                        ----------------------------------------
                                    Name:  Robert Law
                                    Title: Vice President


                                    KOYAH PARTNERS, L.P.

                                    By:  Koyah Ventures LLC, its general partner

                                    By: \Robert Law
                                        ----------------------------------------
                                    Name:  Robert Law
                                    Title: Vice President


                                    RAVEN PARTNERS, L.P.

                                    By:  Koyah Ventures LLC, its general partner

                                    By: \Robert Law
                                        ----------------------------------------
                                    Name:  Robert Law
                                    Title: Vice President


                       [Signature Page to First Amendment]